Securities Act File No.: 02-14767

                            PILGRIM U.S. EQUITY FUNDS
                          PILGRIM EQUITY & INCOME FUNDS

        Supplement dated December 21, 2001 to the Class A, B, C, M and T
  U.S. Equity Funds and Equity & Income Funds Prospectus dated October 1, 2001

On December 17, 2001, the Board of Directors of Pilgrim Growth and Income Fund, Inc. approved the following measures, which shall be effective March 1, 2002:

1. A change in the name of the Fund to "ING Large Company Value Fund."

2. A change in the Fund's investment strategy. The Board approved a change in the Fund's investment strategy to increase the Fund's focus on investing in value-oriented stocks. The change also emphasizes the Fund's investment in the stock of large companies (as defined in the Prospectus). The Board also authorized the Fund to utilize several investment techniques the Fund previously did not use -- exchange-traded index funds and options on currencies.

The following disclosure will replace the disclosure under "Pilgrim Growth and Income Fund -- Investment Strategy" on page 6 of the Prospectus:

     The Fund will invest at least 80% of its total assets in common stock of large companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest U.S. companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.

     The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants, and exchange-traded index funds. To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

     The following disclosure will be added under "Risks" on page 6 of the
Prospectus:

     RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

     OTHER INVESTMENT COMPANIES - because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE